                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 17, 2003

                              MEDIX RESOURCES, INC.
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             (Exact name of registrant as specified in its charter)

         Colorado                      0-24768                  84-1123311
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(State or other jurisdiction of     (Commission               (IRS Employer
 incorporation or organization)     File Number)            Identification No.)

     420 Lexington Avenue, Suite 1830, New York, New York     10170
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         (Address of principal executive offices)           (Zip Code)

Registrant's telephone number, including area code:      (212) 697-2509
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Item 7.  Financial Statements and Exhibits

               Exhibit  99.1  Slides  presented  by Darryl R.  Cohen at the Roth
          Capital Partners Growth Stock Conference.

Item 9.  Regulation FD Disclosure.

               In  connection  with a  presentation  at 5:00 pm PST on March 17,
          2003, by Darryl R. Cohen, Medix Resource's chief executive officer, at a stock  conference  sponsored  by Roth  Capital  Partners,  Mr. Cohen presented  the slides  attached to this Current  Report on Form 8-K as
          Exhibit 99.1.

                                  SIGNATURES
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            Pursuant to the  requirements  of the  Securities  Exchange Act of
1934,  the  registrant  has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                    MEDIX RESOURCES, INC.

                                    By:  /s/ Mark W. Lerner
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                                             Mark W. Lerner
                                             Executive Vice President and
Secretary

Dated: March 17, 2003